                                                                Exhibit 10.27

                                                                [EXECUTION COPY]

                           RESTRUCTURING AGREEMENT,
                        dated as of December 18, 1997,

                                    between

                           COMPANIA MINERA MARICUNGA
                                 as Borrower,

                            AMAX GOLD REFUGIO, INC.
                                      and
                           BEMA GOLD (BERMUDA) LTD.,
                            as Intermediate Owners,

                                AMAX GOLD INC.
                                      and
                            BEMA GOLD CORPORATION,
                                as Guarantors,

                          THE SUBORDINATED CREDITORS
                                 NAMED HEREIN,
                          as Subordinated Creditors,

                            BEMA GOLD (U.S.) INC.,
                                 as a Pledgor,

                               BARCLAYS BANK PLC
                                      and
                         AGI CHILE CREDIT CORP., INC.,
                                   as Banks,

                                      and

                        N M ROTHSCHILD & SONS LIMITED,
                            as Administrative Agent

                        -------------------------------

                               Baker & McKenzie
                             100 New Bridge Street
                                London EC4V 6JA
                           Telephone: 0171 919 1000
                           Facsimile: 0171 919 1999
                                Ref: PMG/BES/AW

                        -------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE 1.  DEFINITIONS; INTERPRETATION....................................  -2-
SECTION 1.1  Defined Terms.................................................  -2-
SECTION 1.2  Cross-References..............................................  -4-
SECTION 1.3  Loan Document.................................................  -4-

ARTICLE 2.  THE EFFECTIVE DATE.............................................  -4-
SECTION 2.1  Effectiveness of this Agreement...............................  -4-
SECTION 2.2  Conditions Precedent - Barclays...............................  -4-
SECTION 2.3  Conditions Precedent - Administrative Agent...................  -6-

ARTICLE 3.  THE ASSIGNMENT DOCUMENTS ......................................  -7-
SECTION 3.1  Acceptance of the Bank Assignment Agreements..................  -7-
SECTION 3.2  Non-Occurrence of the Effective Date..........................  -7-

ARTICLE 4.  TERMINATION AND VARIATION OF DOCUMENTS.........................  -7-
SECTION 4.1  Direction by the Required Banks...............................  -7-
SECTION 4.2  Modification or Termination of Various Loan Documents.........  -7-
SECTION 4.3  Replacement of Technical Agent................................  -9-
SECTION 4.4  The Loan Documents............................................  -9-
SECTION 4.5  Indemnity..................................................... -10-
SECTION 4.6  Conversion of Gold Loans...................................... -10-
SECTION 4.7  Confirmation.................................................. -10-

ARTICLE 5.  DEFERRAL OF PAYMENT DUE ON DECEMBER 31, 1997................... -10-
SECTION 5.1  Deferral of Payment........................................... -10-
SECTION 5.2  Savings....................................................... -11-

ARTICLE 6.  CERTAIN INTERCREDITOR ISSUES................................... -11-
SECTION 6.1  Operation of Article 6........................................ -11-
SECTION 6.2  Enforcement................................................... -11-
SECTION 6.3  Action upon an Agreed Enforcement Event....................... -12-
SECTION 6.4  Enforcement of Collateral Agreements.......................... -12-
SECTION 6.5  Authority..................................................... -12-
SECTION 6.6  The Bema Gold Guaranty........................................ -12-
SECTION 6.7  Transfers by Banks............................................ -12-
SECTION 6.8  Waiver in Relation to Certain Assignee Banks.................. -13-
SECTION 6.9  Syndication by Barclays....................................... -13-
SECTION 6.10 Bema Bermuda Shareholding..................................... -13-
SECTION 6.11 Purchase Options in favor of AGI Chile and Barclays........... -13-

ARTICLE 7.  REPRESENTATIONS AND WARRANTIES................................. -14-
SECTION 7.1  Representations and Warranties................................ -14-
SECTION 7.2  Reception..................................................... -14-

ARTICLE 8.  COSTS AND EXPENSES............................................ -14-

SCHEDULE I    Revised Disclosure Schedule
EXHIBIT A     Bank Assignment Agreement (Barclays)
EXHIBIT B     Bank Assignment Agreement (AGI Chile)
EXHIBIT C     Bema Gold Guaranty
EXHIBIT D     AGI Guaranty
EXHIBIT E     Waiver and Consent Agreement
EXHIBIT F-1   Opinion of Philippe, Yrarrazaval, Pulido, Langlois & Brunner
EXHIBIT F-2   Opinion of Stikemen, Elliott
EXHIBIT F-3   Opinion of Baker & McKenzie, New York
EXHIBIT G     Process Agent's Acceptance
EXHIBIT H-1   Chilean Security Assignment (Borrower/Original Lenders)
EXHIBIT H-2   Chilean Security Assignment (Intermediate Owners/Original Lenders)
EXHIBIT H-3   Chilean Security Assignment Termination (Borrower/Intermediate
               Owners/Original Lenders)
EXHIBIT H-4   Chilean Security Assignment (Borrower/Intermediate Owners/Bank
               Parties)
EXHIBIT I     Confirmation Regarding Pledge Agreements (Subordinated Notes)

                                     (ii)

                            RESTRUCTURING AGREEMENT

        THIS RESTRUCTURING AGREEMENT, dated as of December 18, 1997 (this "Agreement"), is made between (1) COMPANIA MINERA MARICUNGA, a contractual
 ---------
mining company (sociedad contractual minera) organized and existing under the laws of Chile "Borrower"), (2) AMAX GOLD REFUGIO, INC., a Delaware corporation
               --------
("AGRI"), and BEMA GOLD (BERMUDA) LTD., a company organized and existing under
  ----
the laws of Bermuda ("Bema Bermuda"; and, together with AGRI, collectively the
                      ------------
"Intermediate Owners"), (3) AMAX GOLD INC., a Delaware corporation ("AGI"), and
 -------------------
BEMA GOLD CORPORATION, a company organized and existing under the laws of the Province of British Columbia ("Bema Gold"; and, together with AGI, collectively,
                               ---------
the "Guarantors"), (4) AGI CHILE CREDIT CORP, INC., a Delaware corporation
     ----------
("AGI Chile"), (5) MINERA BEMA GOLD (CHILE) LIMITADA, a limited liability
  ---------
company organized and existing under the laws of Chile ("Bema Chile"; and,
                                                         ----------
together with AGI Chile, AGI, Bema Gold, AGRI and Bema Bermuda, collectively the "Subordinated Creditors"), (6) BEMA GOLD (U.S.) INC., a Nevada corporation
 ----------------------
("Bema U.S."), as a Pledgor. (7) BARCLAYS BANK PLC, a bank organized under the
  ---------
laws of England ("Barclays"), and AGI CHILE, as Banks under the Loan Agreement referred to below, and (8) N M ROTHSCHILD AND & SONS LIMITED, as administrative agent under the Loan Agreement referred to below (in such capacity, the "Administrative Agent").
 --------------------

                             W I T N E S S E T H:
                             - - - - - - - - - -

        WHEREAS, the Borrower, the Intermediate Owners, the Guarantors, the Technical Agent (such and other capitalized terms which are used in this Agreement have the meanings assigned to such terms in Section 1.1), the
                                                      -----------
Administrative Agent, and the Original Banks entered into a Loan Agreement, dated as of November 23, 1994, which has been amended by letter agreements dated or dated as of February 7 and 14, 1995, September 30, November 1, and December 19, 1996, and February 21, May 19, and June 30, 1997 (as so amended, the "Loan
                                                                          ----
Agreement"), pursuant to which, among other things, the Original Banks extended
---------
their Commitments to make Loans to the Borrower, in a maximum aggregate original principal amount of US$85,000,000, which Loans have been made in full as contemplated thereby;

        WHEREAS, pursuant to a Waiver and Consent, dated as of December 18, 1997, the parties to the Loan Agreement waived certain requirements of the Loan Agreement, including certain restrictions set forth in Section 11.11.1 of the
                                                       ---------------
Loan Agreement relating to the method of assignment and delegation by the Original Banks of their rights and obligations under the Loan Agreement; and

        WHEREAS, pursuant to the Bank Assignment Documents, the Original Banks have severally agreed, subject to various conditions precedent, to assign their respective participations in the Commitments and in the Loans made under the Loan Agreement, as to 50% to Barclays and as to 50% to AGI Chile;

        NOW, THEREFORE, for good and valuable consideration the receipt and the adequacy of which is hereby acknowledged by the parties hereto, the parties to this Agreement hereby agree as follows:

                    ARTICLE 1. DEFINITIONS; INTERPRETATION
                    --------------------------------------

     SECTION 1.1 Defined Terms. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein (including in the preamble and the recitals) have the meanings assigned to those terms in the Loan Agreement. In addition, the following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings:

     "AGI Guaranty" means the Guaranty to be executed and delivered by AGI,
      ------------
relating to the obligations of AGI Chile as a Bank, substantially in the form of Exhibit D attached hereto.
---------

     "Agreed Enforcement Event" has the meaning assigned to that term in Section
      ------------------------                                           -------
6.2.
---

     "Agreement" has the meaning assigned to that term in the preamble.
      ---------                                               --------

     "Bank Assignment Agreement" means (i) an agreement to be entered into
      -------------------------
between an Original Bank, as Assignor, and Barclays, as Assignee, substantially in the form of Exhibit A attached hereto, or (ii) an agreement to be entered
               ---------
into between an Original Bank, as Assignor, and AGI Chile, as Assignee, substantially in the form of Exhibit B attached hereto.
                             ---------

     "Bank Assignment Documents" means, collectively, each of the Bank
      -------------------------
Assignment Agreements, each dated on or prior to (and effective as of) the Effective Date, entered into between:

            (a) Canadian Imperial Bank of Commerce, as Assignor, and Barclays, as Assignee;

            (b)  Credit Lyonnais, as Assignor, and AGI Chile, as Assignee;

            (c)  Credit Lyonnais Canada, as Assignor, and Barclays, as Assignee;

            (d)  Deutsche Bank AG, as Assignor, and Barclays, as Assignee;

            (e) Internationale Nederlanden (U.S.) Capital Corporation, as Assignor, and AGI Chile, as Assignee; and

            (f) N M Rothschild & Sons Limited, as Assignor, and AGI Chile, as Assignee,

together with the Chilean Security Assignments.

     "Barclays" has the meaning assigned to that term in the preamble and, in
      --------                                               --------
Section 4.5 and in Article 6, has the extended meaning set form in Section 6.9.
-----------        ---------                                       -----------

     "Bema Gold Guaranty" means a Guaranty to be made by Bema Gold,
      ------------------
substantially in the form of Exhibit C attached hereto.
                             ---------

     "Bridge Credit Agreement" means that certain Bridge Credit Agreement, dated
      -----------------------
as of December 18, 1997, between Bema Bermuda as borrower, the banks and other financial institutions that are or may from time to time become parties thereto as lenders, and Barclays as Agent.

     "Chilean Security" Assignments" means, collectively,
      -----------------------------

            (i) a duly notarized Assignment of Rights to be entered into between the Original Banks, Barclays, AGI Chile, and the Borrower, substantially in the form of Exhibit H-1 attached hereto;
                                  -----------
            (ii) a duly notarized Assignment of Rights to be entered into between the Original Banks, Barclays, AGI Chile, and the Intermediate Owners, substantially in the form of Exhibit H-2 attached hereto;
                                          -----------

            (iii) a duly notarized Termination of Conditional Assignment of Rights (Foreign Investment Contract) to be entered into between the Original Banks, the Borrower, and the Intermediate Owners, substantially in the form of Exhibit H-3 attached hereto; and
                 -----------

             (iv) a duly notarized Assignment of Rights to be entered into between Barclays, AGI Chile, the Borrower, and the Intermediate Owners, substantially in the form of Exhibit H-4 attached hereto;
                                  -----------

     "Effective Date" means the first Business Day on which each of the
      --------------
following has occurred:

             (a) each of the Administrative Agent, Barclays, AGI Chile and Bema Bermuda shall have received (whether physically or in facsimile) one or more counterparts of this Agreement which (collectively) have been duly executed and delivered by each party hereto; and

             (b)  each of the conditions set forth in Sections 2.2, 2.3, 2.4,
                                                      ------------  ---  ---
and 2.5 shall have been satisfied or (with the consent of all parties hereto,
    ---
waived);

provided that, if the Effective Date has not occurred on or before December 23,
--------
1997, then the Effective Date shall not thereafter be taken to have occurred.

     "Loan Agreement" has the meaning assigned to that term in the first
      --------------                                               -----
recital.
-------

     "Original Banks" means, collectively, Canadian Imperial Bank of Commerce,
      --------------
Credit Lyonnais, Credit Lyonnais Canada, Deutsche Bank AG, Internationale Nederlanden (U.S.) Capital Corporation and N M Rothschild & Sons Limited.

     "Powers of Attorney" means duly notarized powers of attorney from each of
      ------------------
the Original Banks, authorizing a person or persons to execute a Bank Assignment Agreement and the Chilean Security Assignment on behalf of such Original Bank and to indorse the Initial Notes on behalf of such Original Bank as contemplated by clause (d) of Section 2.2,
                                                   ----------    -----------
being in a form which will be admissible in evidence in the courts of Chile.

     "Process Agent Acceptance" means a letter from CT Corporation System Inc.
      ------------------------
to the Borrower, Bema Bermuda, Bema Gold, and AGI substantially in the form of Exhibit G attached hereto.
---------

     "Required Party" has the meaning assigned to that term in Section 6.10.
      --------------                                           ------------

     "Requiring Party" is defined in Section 6.2.
      ---------------                -----------

     "Revised Disclosure Schedule" means the revised disclosure schedule
      ---------------------------
attached hereto as Schedule I.
                   ----------

     "Subordinated Creditors" has the meaning assigned to that term in the
      ----------------------
preamble.
--------

     "Waiver and Consent" means the Waiver and Consent, to be entered into by,
      ------------------
inter alia, each of the parties to the Loan Agreement, in substantially the form
----------
of Exhibit E attached hereto.
   ---------

     SECTION 1.2 Cross-References. Unless otherwise specified, references in this Agreement to any Article or Section are references to such Article or Section of this Agreement and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION 1.3 Loan Document. This Agreement is a Loan Document and shall in all respects be construed and interpreted in accordance with the Loan Agreement (including Sections 1.4, 1.11, 11.9, 11.13 and 11.14 thereof).
           ------------  ----  ----  -----     -----

                        ARTICLE 2.  THE EFFECTIVE DATE
                        ------------------------------

     SECTION 2.1  Effectiveness of this Agreement.  Articles 1 to 3 (inclusive)
                                                    ----------    -
and Articles 7 and 8 of this Agreement shall take effect when the Administrative
    ----------     -
Agent and Barclays have each received (whether physically or in facsimile) one or more counterparts of this Agreement, which (collectively) have been duly executed and delivered by each of the parties hereto. The provisions of Articles
                                                                        --------
4 to 6 (inclusive) of this Agreement shall become effective as of and on (but
-    -
subject to the occurrence of) the Effective Date. If the Effective Date has not occurred on or prior to December 23, 1997 then, unless the parties hereto otherwise agree, the provisions of Articles 4 to 6 (inclusive) shall not apply
                                   ----------    -
and shall be, and shall be deemed to have been, of no force or effect whatsoever, but without affecting the obligations of Bema Gold under Article 8.
                                                                     ---------
     SECTION 2.2 Conditions Precedent - Barclays. Barclays shall have confirmed in writing to the Administrative Agent, Bema Bermuda and AGI Chile, that is has received, on or before the Effective Date, each of the following, each in form and substance satisfactory to Barclays, and, as to legal matters, to its counsel, or waived the requirement for:

          (a) copies of each of the Loan Documents, certified by an Authorized Representative of Bema Gold and an Authorized Representative of the Borrower to be true and correct copies and to include or to be consolidated to reflect accurately any written amendments or modifications thereto or waivers thereunder of which Bema Gold or the Borrower is aware;

          (b) copies of each of the other Operative Documents (excepting only the DOCLOC Support Agreement and the DOCLOC Facility Agreement), together with:

                   (i) a certificate, signed by an Authorized Representative of Bema Gold and an Authorized Representative of the Borrower, representing and confirming that such copies are true and complete copies of all of the Operative Documents (with the exception as aforesaid) and that such Operative Documents have not been amended, varied, modified or waived, except pursuant to documents true and complete copies of which are attached to such certificate, and

                   (ii) except as Barclays has otherwise agreed, in the case of any of the Operative Documents referred to above not in the English language, a translation thereof into English, in each case certified as aforesaid to be true and correct translations thereof;

          (c) the Bank Assignment Documents, duly executed and delivered by each of the parties thereto;

          (d)  evidence that

                   (i) each of the Initial Notes shall have been duly indorsed by each of the Original Banks to Barclays or AGI Chile, as appropriate, and shall have been delivered to the custody of the Custodian Bank, pursuant to the Notes Operating Procedures Agreement; and

                   (ii) new Supplemental Notes, payable to the order of Barclays and AGI Chile respectively, shall have been delivered to the custody of the Custodian Bank, pursuant to the Notes Operating Procedures Agreement;

          (e)  the Bema Gold Guaranty, duly executed and delivered by Bema Gold;

          (f) from each Obligor party hereto, and from the Subordinated Creditors and Bema U.S., a certificate of its Secretary or similar officer as to:

                   (i) resolutions of its Board of Directors, Management Committee or similar body then in force and effect authorizing the execution, delivery and performance of this Agreement and each other document to be executed by it in connection with the transactions contemplated by this Agreement or by any such document;

                 (ii) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement and each other document executed or to be executed by it; and

                 (iii) its Organic Documents as then in effect, upon which certificate Barclays and the Administrative Agent may conclusively rely until each of them shall have received a further certificate of the Secretary or similar officer of the relevant Person cancelling or amending such prior certificate;

           (g) opinions addressed to Barclays from:

                 (i) Philippi, Yrarrazaval, Pulido, Langlois & Brunner, Chilean counsel to the Borrower, substantially in the form of Exhibit F-1
                                                                 -----------
           attached hereto; and

                 (ii) Stikeman, Elliot, Canadian counsel to Bema Gold, substantially in the form of Exhibit F-2 attached hereto;
                                        -----------

                 (iii) Baker & McKenzie, New York, special New York counsel to Barclays, substantially in the form of Exhibit F-3 attached hereto;
                                                  -----------
           and

                 (iv) Ms. Deborah Friedman, counsel to AGI, relating to the authorization and execution of the AGI Guaranty, in form and substance reasonably satisfactory to Barclays;

           (h) all amounts payable by Bema Gold to Barclays in respect of commission, fees and expenses, pursuant to Article 8 or otherwise, to the
                                                ---------
     extent then due and payable;

           (i) the Process Agent Acceptance;

           (j) a Confirmation Regarding Pledge Agreement (Subordinated Notes), substantially in the form of Exhibit I hereto, executed and delivered by
                                  ---------
     the Persons listed as signatories thereto; and

           (k) the written confirmations contemplated by Sections 2.3, 2.4, and
                                                         ------------  ---
     2.5.
     ---

     SECTION 2.3 Conditions Precedent - Administrative Agent. The Administrative Agent shall have confirmed in writing to Barclays that it has received:

           (a) counterparts of the Waiver and Consent duly executed by each of the parties thereto;

           (b) each of the Bank Assignment Agreements, duly executed and delivered by each of the parties thereto;

           (c) the AGI Guaranty, duly executed by AGI;

               (d) payment from or on behalf of Bema Gold representing the processing fees referred to in clause (d) of Section 11.11.1 of the
                                         ----------    ---------------
          Loan Agreement, with respect to each of the assignments contemplated by the Bank Assignment Agreements;

               (e) any other documents and information which the Administrative Agent has specified to be required by it for the purposes of Section
                                                                       -------
          11.11.1 of the Loan Agreement (as the operation of that Section has
          -------
          been modified by the Waiver and Consent) to complete the assignments contemplated by the Bank Assignment Documents; and

               (f) notification from the Central Bank of its consent to the transactions contemplated by the Bank Assignment Documents.

          SECTION 2.4 Conditions Precedent - Bema Bermuda. Bema Bermuda shall have confirmed in writing to Barclays that it has received or waived the requirement for evidence satisfactory to it that each of the conditions precedent referred to in Article 5 (other than Section 5.1.3) of the Bridge
                         ---------             -------------
Credit Agreement has been satisfied or waived.

          SECTION 2.5 Conditions Precedent - CMM. CMM shall have confirmed in writing to Barclays that it has received notification from the Central Bank of its consent to the transactions contemplated by the Bank Assignment Documents.

                     ARTICLE 3.  THE ASSIGNMENT DOCUMENTS
                     ------------------------------------

          SECTION 3.1 Acceptance of the Bank Assignment Agreements. The Administrative Agent undertakes not to accept the Bank Assignment Agreements pursuant to Section 11.11.1 of the Loan Agreement, unless and until the
            ---------------
Effective Date has occurred.

          SECTION 3.2 Non-Occurrence of the Effective Date. Each of the parties hereto agrees that, if the Effective Date has not occurred on or prior to December 23, 1997, the Bank Assignment Documents will be of no force or effect, and further agrees to destroy all signed originals in its possession of the Bank Assignment Documents.

              ARTICLE 4.  TERMINATION AND VARIATION OF DOCUMENTS;
              ---------------------------------------------------
                               RELEASES OF LIENS
                               -----------------

          SECTION 4.1 Direction by the Required Banks. AGI Chile and Barclays, constituting (as at the Effective Date) the Required Banks, hereby direct the Administrative Agent to agree to the modifications set out in this Article 4, to
                                                                   ---------
which all of the other parties to this Agreement hereby agree.

          SECTION 4.2 Modification or Termination of Various Loan Documents. With effect on and from (but subject to the occurrence of) the Effective Date:

               (a) the AGI Support Agreement shall terminate without other or further action by or on behalf of any Person and

                   (i) AGI shall have no other or further obligations under the AGI Support Agreement, except for any indemnification obligations which are expressly stated to survive any such termination,

                   (ii) the Liens of the Administrative Agent on the "Deposit Account Collateral", the "Assigned Collateral", and the "Pledged Collateral" (in each case as therein defined) shall terminate and all rights to such Collateral shall revert to AGI as provided in Section
                                                                       -------
          11.3 thereof, and
          ----

                   (iii) forthwith following the Effective Date, the Administrative Agent shall comply with its obligations under Section
                                                                       -------
          11.3 thereof;
          ----

          (b) the AGRI Pledge Agreement shall terminate without other or further action by or on behalf of any Person and

                   (i) the Liens of the Administrative Agent on the "Collateral" (as therein defined) shall terminate and all rights to such Collateral shall revert to AGRI as provided in Section 7.3
                                                              -----------
          thereof, and

                   (ii) forthwith following the Effective Date, the Administrative Agent shall comply with it obligations under Section
                                                                      -------
          7.3 thereof;
          ---

          (c) the AGRI Security Agreement shall terminate without other or further action by or on behalf of any Person and

                   (i) the Liens of the Administrative Agent on the "Collateral" shall terminate and all rights to such Collateral shall revert to AGRI as provided in Section 7.3 thereof, and
                                        -----------

                   (ii) forthwith following the Effective Date, the Administrative Agent shall comply with its obligations under Section
                                                                       -------
          7.3 thereof;
          ---

          (d) the DOCLOC Support Agreement shall terminate without other or further action by or on behalf of any Person;

          (e) the Bema Gold Support Agreement shall be modified in accordance with the following provisions of this clause (e) without other or further action
                                      ----------
by or on behalf of any Person;

                   (i) Bema Gold shall have no other or further obligations under Article 2, 3, or 5, or Sections 8.1, 8.2, 8.3, and (soley with
                ---------  -     -     ------------  ---  ---
          respect to the "Deposit Account Collateral" (as therein defined)) 8.4
                                                                            ---
          of the Bema Gold Support Agreement, except for any indemnification obligations which are expressly stated to survive any such termination,

                   (ii) the Liens of the Administrative Agent on the "Initial Cash Collateral" and the "Deposit Account Collateral" (in each case as therein defined) shall terminate and all rights to such Collateral shall revert to Bema Gold as provided in Section 11.4 thereof, and
                                              ------------

                 (iii) forthwith following the Effective Date, the Administrative Agent shall comply with its obligations under
          Section 11.4 (as to the "Deposit Account Collateral" (as therein
          ------------
          defined)); and

          (f) the Subordination Agreement (Bema Gold/AGI) shall terminate without other or further action by or on behalf of any Person, notwithstanding that the "Termination Date" (as therein defined) has not yet occurred and, as a result of such termination, and notwithstanding the provisions of Section 8.3(c)(i) of the Bema Gold Support Agreement, Bema
                   -----------------
     Gold shall forthwith repay the Bema Gold/AGI Subordinated Note, together with all accrued and unpaid interest thereon;

          (g)  the Subordination Agreement (CMM) Shall, pursuant to Section 5.1
                                                                    -----------
     thereof, be modified so that, for the purposes of that Agreement, the liabilities of the Borrower to AGI Chile in respect of the Loans assigned to AGI Chile pursuant to the Bank Assignment Documents and the other Obligations of the Borrower to AGI Chile in connection therewith under any of the Loan Documents shall be treated as being "Senior Liabilities" and as
                                                      ------------------
     not being "Junior Liabilities"
                ------------------

     SECTION 4.3 Replacement of Technical Agent. Effective as of and on (but, subject, however, to the occurrence of) the Effective Date,

           (a) consequent upon the resignation of Deutsche Bank AG as Technical Agent under the Waiver and Consent, the Banks shall be deemed to have appointed Barclays to act as the successor Technical Agent under and, pursuant to Section 10.4 of the Loan Agreement, and Barclays shall be
                 ------------
     deemed to have accepted such appointment, and

           (b)  the requirements of Section 10.4 of the Loan Agreement shall be
                                    ------------
     conclusively deemed to have been satisfied by the provisions of this Section, without the need for any other or further action by or on behalf of any Person.

     SECTION 4.4 The Loan Documents. Each of the Obligors acknowledges that Barclays is entering into this Agreement and the Bank Assignment Documents to which it is expressed to be a party in reliance upon the copies of the Loan Documents provided to Barclays pursuant to Section 2.2 being true, correct and
                                           -----------
in force in accordance with their terms, and there having been no waivers, amendments, modifications or alterations thereto or any representations made or ancillary obligations assumed by any of the Original Banks except as explicitly disclosed in the copies of the Loan Documents provided to Barclays on the date hereof or prior to the Effective Date. Accordingly, it is agreed that, as between each of the parties hereto, to the extent any such waivers, amendments, modifications or alterations shall have been made or any representations made or ancillary obligations assumed by any of the Original Banks, the same shall be hereby discharged, released and deemed to be, and always to have been, of no force or effect whatsoever.  Subject to Sections
                                                                       --------
4.2 and 4.3, the Loan Documents (other than those to which a Person not party
---     ---
to this Agreement is party) shall be deemed, in the case of any inconsistency, to have been amended and restated as of the Effective Date in the form provided to Barclays pursuant to Section 2.2.
                        -----------

     SECTION 4.5 Indemnity. Bema Gold and Bema Bermuda jointly and severally agree to indemnify Barclays and hold Barclays harmless against any loss or damage Barclays suffers by reason of:

     (a) this Agreement, any of the Loan Documents, or any of the Bank Assignment Documents not being fully effective and enforceable in accordance with its terms; or

     (b) any provision of any of the Loan Documents having been waived, amended, modified or altered, or any representation having been made or obligation assumed by any of the Original Banks, except as explicitly disclosed in the copies of the Loan Documents provided to Barclays on the date hereof or prior to the Effective Date.

In this Section, "Barclays" has the extended meaning provided in Section 6.9.
                  --------                                       -----------

     SECTION 4.6 Conversion of Gold Loans. On the Effective Date, immediately after the Bank Assignment Documents becoming effective, all of the Gold Loans then outstanding will, without further action by the Borrower or any other party (including the delivery of a Continuation/Conversion Notice pursuant to Section
                                                                        -------
2.3 of the Loan Agreement), be converted into Dollar Loans in a principal amount
---
equivalent to the Dollar equivalent of the said Gold Loans as at the Effective Date.

     SECTION 4.7 Confirmation. Except as specifically set forth in this Article
                                                                        -------
4, the provisions of each Loan Documents are hereby ratified and confirmed in
-
all respects.

           ARTICLE 5.  DEFERRAL OF PAYMENT DUE ON DECEMBER 31, 1997
           --------------------------------------------------------

     SECTION 5.1  Deferral of Payment.

          (a)  Subject to clause (b), the requirement that the Borrower make the
                          ----------
     repayment of the Principal Amount of the Loans which is scheduled to be made on December 31, 1997, pursuant to clause (b) of Section 3.1 of the
                                            ----------    -----------
     Loan Agreement, is hereby modified, so that such payment shall instead be due and payable on March 31, 1998.

          (b)  The effectiveness of clause (a) is subject to the conditions
                                    ----------
     subsequent that:

                   (i) the Borrower shall have, on or before January 9, 1998, filed an application seeking the approval of the Central Bank for the deferral contemplated by clause (a) and provided copies of such
                                   ----------
          application to the legal representatives of Barclays and AGI Chile;
          and

                   (ii) the Central Bank shall have approved the deferral contemplated by clause (a), and notified such approval to the legal
                          ----------
          representatives of Barclays and AGI Chile, on or before January 31, 1998.

          If a copy of the application shall not be so received by January 9, 1998, or if such notification shall not have been so received by January 31, 1998, then clause (a)
                    ----------
     shall be deemed to be, and always to have been, completely and absolutely ineffective, as if clause (a) had never been included in this Agreement.
                        ----------

     SECTION 5.2 Savings. Nothing in Section 5.1 shall be construed as a waiver
                                     -----------
of any other right of the Bank Parties under the Loan Agreement or any other Loan Document and, without limiting the generality of the foregoing:

          (a)  interest shall continue to accrue on the Loans pursuant to
     Section 3.2 of the Loan Agreement (but, for the avoidance of doubt, the
     -----------
     payment deferred pursuant to Section 5.1 shall not be treated as having had
                                  -----------
     a Maturity of December 31, 1997 for the purposes of Section 3.2.2 of the
                                                         -------------
     Loan Agreement);

          (b)  Section 5.1 does not affect the time at which any other payment
               -----------
     under clause (b) of Section 3.2 of the Loan Agreement shall become due; and
           ----------    -----------

          (c)  Section 5.1 shall not be construed as limiting the operation of
               -----------
     any other provision of the Loan Agreement which might have the effect of requiring some or all of the Loans to be repaid prior to March 31, 1998.

                    ARTICLE 6. CERTAIN INTERCREDITOR ISSUES
                    ---------------------------------------

     SECTION 6.1 Operation of Article 6. The provisions of this Article 6 shall
                                                                ---------
operate notwithstanding any inconsistent provisions in the Loan Agreement.

     SECTION 6.2 Enforcement. An "Agreed Enforcement Event" shall be
                                  ------------------------
conclusively taken to have occurred if an Event of Default has occurred and is continuing, and either AGI Chile or Barclays (the relevant party being the "Requiring Party") certifies to the other and the Administrative Agent that, in
 ---------------
the reasonable, good faith opinion of the Requiring Party, one or more of the following criteria is satisfied, namely:

          (a) the value of the Project is deteriorating, such that the interests of the Requiring Party is reasonably likely to be materially adversely affected by a delay in taking enforcement action; or

          (b) the interests of the Requiring Party in its capacity as a lender under the Loan Documents are reasonably likely to be materially adversely affected by a delay in taking enforcement action; or

          (c) the Event of Default is an Event of Default in relation to the Borrower under Section 9.1.6 of the Loan Agreement;
                    -------------

provided, however, that an Event of Default arising either out of the inherent
--------  -------
economic rate of return of the Project being, in the event, lower than forecasted, or out of economic conditions affecting the gold mining industry generally, shall not, in and of itself, be treated as an "Agreed Enforcement
                                                          ------------------
Event" unless the Requiring Party also certifies that in its reasonably good
-----
faith opinion (which shall be conclusive) the Borrower is or may be insolvent.

     SECTION 6.3 Action upon an Agreed Enforcement Event. If an Agreed Enforcement Event has occurred, each of AGI Chile and Barclays, severally and for itself alone, hereby undertakes and agrees that, if requested to do so by the Requiring Party, it will join with the Requiring Party in directing the Administrative Agent, pursuant to Section 9.3 of the Loan Agreement, to declare
                                  -----------
all of the outstanding Loans to be due and payable and all other Obligations to be due and payable and the Commitments to be terminated; provided, however,
                                                         --------  -------
that if, following any such request by the Requesting Party, it fails to join with the Requiring Party in making any such direction, it shall be deemed to have done so and the Administrative Agent hereby agrees that for all purposes of the Loan Agreement and the Loan Documents it shall take instructions from the Requiring Party as though it constituted the "Required Banks".
                                              --------------

     SECTION 6.4 Enforcement of Collateral Agreements. Following a declaration by the Administrative Agent pursuant to Section 9.3 of the Loan Agreement that
                                        -----------
all or any part of the Loans are due and payable (and regardless of whether or not the declaration was made pursuant to Section 6.3), each of AGI Chile and
                                         -----------
Barclays will join with the other in giving directions to the Administrative Agent to enforce the Collateral Documents; provided, however, that if, following
                                           --------  -------
any such request of the other party by the Requiring Party, the other party fails to join with the Requiring Party in making any such direction, it shall be deemed to have done so and the Administrative Agent hereby agrees that for all purposes of the Loan Agreement and the Loan Documents it shall take instructions from the Requiring Party as though it constituted the "Required Banks".
                                                       --------------

     SECTION 6.5  Authority.

           (a) AGI Chile hereby irrevocably and for valuable consideration authorizes Barclays to give directions to the Administrative Agent on behalf of AGI Chile to the extent that AGI Chile has agreed pursuant to
     Section 6.3 or 6.4 to give such directions.
     -----------    ---

           (b) Barclays hereby irrevocably and for valuable consideration authorizes AGI Chile to give directions to the Administrative Agent on behalf of Barclays to the extent that Barclays has agreed pursuant to
     Section 6.3 or 6.4 to give such directions.
     -----------    ---

     SECTION 6.6 The Bema Gold Guaranty. Payments received by Barclays under or pursuant to the Bema Gold Guaranty shall not be deemed to be a "payment or recovery" by Barclays for the purposes of Section 5.9 of the Loan Agreement (or
                                          -----------
any other comparable sharing provision of any of the other Loan Documents), which it is hereby agreed shall not apply in relation to recoveries made under the Bema Gold Guaranty. No obligation of marshalling shall arise in relation to the Bema Gold Guaranty which Barclays may enforce, or decline to enforce, in its absolute discretion.

     SECTION 6.7 Transfer by Banks. Each of the parties agrees to waive and hereby waives any provision of the Loan Agreement which would otherwise
(i) prevent Barclays from, at any time and from time to time after the Effective Date, entering into an assignment and delegation to Bema Bermuda of any of its rights or obligations under the Loan Documents, pursuant to Section 11.11.1 of
                                                            ---------------
the Loan Agreement, or (ii) prevent AGI Chile from, at any time after the Effective Date at which AGRI is recognized as a foreign "registered financial institution" by the Central Bank, entering into an assignment and delegation to AGRI of any of its rights or obligations under the Loan Documents pursuant to
Section 11.11.1 of the Loan
---------------

Agreement, provided that AGRI has entered into an undertaking in favor of
           --------
Barclays (including the Assignee Banks referred to in Section 6.9) to be bound
                                                      -----------
by the provisions of Article 6.
                     ---------

     SECTION 6.8 Waiver in Relation to Certain Assignee Banks. The role of AGI Chile, AGRI, or Bema Bermuda as Assignee Banks as contemplated the Bank Assignment Documents or by Section 6.7 shall not be deemed to give rise to a
                           -----------
breach of clause (b) of Section 8.2.1 of the Loan Agreement.
          ----------    -------------

     SECTION 6.9 Syndication by Barclays. As at the Effective Date, Barclays will be entitled to 50% of the Loans. The parties acknowledge that Barclays may, in its discretion, assign and delegate part or all of its rights under the Loan Documents pursuant to Section 11.11.1 of the Loan Agreement. Accordingly,
                           ---------------
references in Section 4.5 and in the Article 6 to "Barclays" shall be construed
              -----------            ---------     --------
as extending to any such Assignee Bank, provided that such Person has entered into an undertaking in favor of AGI Chile to be bound by the provisions of
Article 6.  Following any such assignment, a certificate under Section 6.2 may
---------                                                      -----------
be given on behalf of Barclays and such Assignee Bank by Barclays itself, or by such other Person as Barclays shall have nominated by notice in writing to AGI Chile and the Administrative Agent.

     SECTION 6.10 Purchase Options in favor of AGI Chile and Barclays. If an Agreed Enforcement Event shall occur, then the party which is not the Requiring Party (the "Required Party") may, upon receiving a copy of a certification
            --------------
pursuant to Section 6.2, elect to acquire all of the outstanding Loans and
            -----------
Commitments of the Requiring Party pursuant to Section 11.11.1 of the Loan
                                               ---------------
Agreement, by giving a notice to that effect to the Requiring Party, within 30 days of the date on which the Required Party received a copy of the certification pursuant to Section 11.11.1, stating that it irrevocably elects to
                          ---------------
exercise its rights under the Section. Such a notice, once given, shall be irrevocable. On the fifth Business Day following the giving of such notice by the Required Party:

           (a) the Required Party shall pay to the Requiring Party an amount equal to the Dollar equivalent of all Loans outstanding to the Requiring Party, together with all accrued interest and fees and other amounts owing with respect thereto;

           (b)    against receipt of the payment contemplated by clause (a), the
                                                                 ----------
     Requiring Party shall deliver to the Required Party a Bank Assignment Agreement, naming the Requiring Party as Assignor Bank and the Required Party as Assignee Bank, in respect of the entire Loans and Commitments of the Requiring Party, and specifying that all accrued interest, fees, and other amounts payable by the Borrower shall be payable to the Requiring Party by the Required Party;

           (c) the Required Party shall pay to the Administrative Agent the processing fees contemplated by Section 11.11.1 of the Loan Agreement; and
                                     ---------------

           (d) the Administrative Agent shall accept the Bank Assignment Agreement pursuant to Section 11.11.1 of the Loan Agreement.
                           ---------------

Any assignment made pursuant to this Section shall be deemed to have been made without any recourse, representation or warranty whatsoever. The Required Party shall indemnify the Requiring Party and hold the Requiring Party harmless against any and all liabilities, costs or expenses (including, without limitation, United Kingdom value added tax and reasonable fees and expenses of counsel on a full indemnity basis) which the Requiring Party may incur in its capacity as a Bank or Assignor Bank under the Loan Agreement, or in performing the obligations imposed on it under this Section.

                   ARTICLE 7. REPRESENTATIONS AND WARRANTIES
                   -----------------------------------------

     SECTION 7.1 Representations and Warranties. In order to induce each of Barclays and the Administrative Agent to enter into this Agreement and into the Bank Assignment Documents to which it is expressed to be a party, each of the Obligors represents and warrants, individually for itself and with respect to matters relating to it, unto each of the Administrative Agent and Barclays, as set forth in Article 7 of the Loan Agreement, subject to the qualifications set
             ---------
forth in the Revised Disclosure Schedule.

     SECTION 7.2  Repetition.  The representations and warranties referred to in
Section 7.1 shall be made by each of the Obligors on the date of this Agreement
-----------
and on the Effective Date.

     SECTION 7.3 Bema Gold Debentures. In order to induce Barclays to enter into this Agreement and the Bank Assignment Documents to which it is expressed to be a party, Bema Gold represents and warrants to Barclays that (i) the 1990 Secured Debentures have been paid in full and Bema Gold has no further obligations in respect of the 1990 Secured Debentures, and (ii) the 1994 Convertible Debentures have been paid in full (except in relation to amounts not exceeding U.S. $15,000 in aggregate owing to holders of certain of the 1994 Convertible Debentures who cannot be traced) and (save as aforesaid) Bema Gold has no further obligations in respect of the 1994 Convertible Debentures.

                         ARTICLE 8. COSTS AND EXPENSES
                         -----------------------------

     Bema Gold agrees to pay on demand all expenses (inclusive of United
Kingdom Value Added Tax or any similar tax) of each of Barclays and the Administrative Agent for the negotiation, preparation, execution and delivery of this Agreement, the Bank Assignment Documents and each other Loan Document executed or to be executed in connection herewith, including schedules and exhibits, and any amendments, waivers, consents, supplements or modifications to any such document from time to time as may be required (including the reasonable fees and expenses of counsel to Barclays or to the Administrative Agent on a full indemnity basis from time to time incurred in connection therewith), whether or not the transactions contemplated hereby are consummated and whether or not the Effective Date occurs, and all expenses of Barclays and the Administrative Agent (including reasonable fees and expenses of counsel to either of them on a full indemnity basis and any stamp or other taxes (including stamp tax (impuesto de timbres) payable in connection with the Notes)) incurred in connection with the preparation and review of the form of any Instrument relevant to this Agreement or to any other Loan Document, the consideration of legal questions relating hereto and thereto and the filing, recording, translation, refiling or re-recording of any Loan Documents and all amendments or supplements thereto or thereof and any and all other documents or Instruments of further assurance required to be translated, filed or recorded or refiled or re-recorded by the terms hereof or of any other Loan Document.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.


                                       COMPANIA MINERA MARICUNGA, as
                                       Borrower


                                       By
                                          ----------------------------
                                          Title:
                                                 ---------------------

                                       AMAX GOLD REFUGIO, INC., as an
                                       Intermediate Owner and a
                                       Subordinated Creditor



                                       By
                                          ----------------------------
                                          Title:
                                                 ---------------------

                                       BEMA GOLD (BERMUDA) LTD., as an
                                       Intermediate Owner and a Subordinated
                                       Creditor


                                       By
                                          ----------------------------
                                          Title:
                                                 ---------------------


                                       AMAX GOLD INC., as a Guarantor and a
                                       Subordinated Creditor



                                       By
                                          ----------------------------
                                          Title:
                                                 ---------------------


                                       BEMA GOLD CORPORATION, as a Guarantor
                                       and a Subordinated Creditor


                                       By
                                          ----------------------------
                                          Title:
                                                 ---------------------

                                        AGI CHILE CREDIT CORP., INC., as a
                                        Bank and as a Subordinated Creditor


                                        By
                                           ---------------------------------
                                           Title:
                                                 ---------------------------


                                        MINERA BEMA GOLD (CHILE) LIMITADA,
                                        as a Subordinated Creditor


                                        By
                                           ---------------------------------
                                           Title:
                                                 ---------------------------


                                        BEMA GOLD (U.S.) INC.,
                                        as a Pledgor


                                        By
                                           ---------------------------------
                                           Title:
                                                 ---------------------------


                                        BARCLAYS BANK PLC, as a Bank and the
                                        Technical Agent


                                        By
                                           ---------------------------------
                                           Title:
                                                 ---------------------------


                                        N M ROTHSCHILD & SONS LIMITED,
                                        as Administrative Agent


                                        By
                                           ---------------------------------
                                           Title:
                                                 ---------------------------


                                        By
                                           ---------------------------------
                                           Title:
                                                 ---------------------------